VALIC COMPANY I

Supplement to the Statutory Prospectus dated October 1, 2011

Emerging Economies Fund.

Effective October 1, 2011, Fund Summary disclosure with respect to the “Principal Investment Strategies of the Fund” section is amended by adding the following as the last paragraph:

“The Fund may also invest in depositary receipts.”

Additionally, Fund Summary disclosure with respect to the “Principal Risks of Investing in the Fund” section is amended to include the following disclosure “Depositary Receipts Risk” as a principal investment risk of the Fund:

“Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as foreign securities. Unlike sponsored depositary receipts, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of such depositary receipts.”

Accordingly, in the section Additional Information About the Funds’ Investment Strategies and Principal Risks, the Fund’s disclosure is amended to include reference to “Depositary Receipts Risk.”

In the Management section under How VALIC is Paid for its Services, the first sentence is deleted and replaced with the following disclosure:

“Each Fund pays VALIC a monthly fee calculated on net asset value.”

Date: January 17, 2012